Exhibit 99.2

MOUNT KNOWLEDGE HOLDINGS, INC.
( A Development Stage Company)

AND

MOUNT KNOWLEDGE USA, INC.
( A Development Stage Company)

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

MOUNT KNOWLEDGE HOLDINGS, INC.
(A Development Stage Company)
AND
MOUNT KNOWLEDGE USA, INC.
(A Development Stage Company)

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The unaudited pro forma condensed combined balance sheet as of October 31, 2010 combines the historical consolidated balance sheets of Mount Knowledge Holdings, Inc. (“Company”) as of October 31, 2010 and of Mount Knowledge USA, Inc. (“MTK USA”) as of December 31, 2010 and gives effect to the merger as if it had been completed on October 31, 2010.

The unaudited pro forma condensed combined statement of operations for the fiscal year ended October 31, 2010 gives effect to the merger as if it had been completed on October 31, 2010, the last day of Company’s 2010 fiscal year. Company’s audited consolidated statement of operations for the fiscal year ended October 31, 2010 has been combined with MTK USA’s audited consolidated statement of operations for the fiscal year ended December 31, 2010.

The unaudited pro forma condensed combined statement of income for the year ended October 31, 2010 combines the historical consolidated statement of operations of Company for the year ended October 31, 2010 and MTK USA’s consolidated statement of operations for the year ended December 31, 2010, and gives effect to the merger as if it had been completed on October 31, 2010, the last day of Company’s 2010 fiscal year.

The historical consolidated financial statement information has been adjusted to give pro forma effect to events that are (i) directly attributable to the merger and (ii) factually supportable. All pro forma financial statements use Company’s period-end dates and no adjustments were made to MTK USA information for its different period-end dates, unless otherwise noted.

The management of the Company and MTK USA consider the merger as a “controlled subsidiary” merger of approximately 54.35% . The merger will be accounted for under the "as if pooling-of-interest method" of accounting, as the entities are under common control. The unaudited pro forma condensed combined financial statements were prepared in accordance with the regulations of the SEC. The pro forma adjustments reflecting the completion of the merger are based upon the pooling of interests method.

The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the financial condition or results of operations of future periods or the financial condition or results of operations that actually would have been realized had the entities been a single company during the periods presented or the results that the combined company will experience after the merger is completed. The unaudited pro forma condensed combined financial statements do not give effect to the potential impact of current financial conditions, regulatory matters, operating efficiencies or cost savings that may be associated with the merger. These financial statements also do not include any estimated future transaction costs that the companies may incur related to the merger as part of combining the operations of the companies.

The unaudited pro forma condensed combined financial statements should be read in conjunction with the financial information included in (i) Company’s historical consolidated financial statements and accompanying notes from its Annual Report on Form 10-K as of and for the year ended October 31, 2010, filed on February 14, 2011, and (ii) MTK USA’s audited financial statements and accompanying notes, which are included in this Form 8-K, respectively.

MOUNT KNOWLEDGE HOLDINGS, INC.
(A Development Stage Company)
AND
MOUNT KNOWLEDGE USA, INC.
( A Development Stage Company )

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF OCTOBER 31, 2010

	MOUNT	MOUNT		PRO FORMA	PRO FORMA
	KNOWLEDGE	KNOWLEDGE		ADJUSTMENTS	COMBINED
	HOLDINGS, INC.	USA, INC.
	October 31,2010	December 31, 2010

ASSETS
Current
Cash	$937	$40,557		$-	$41,494
Advances due to affiliate	-	405,950	1	(405,950)	-
Expense advances to a related party		41,573		-	41,573
Prepaid expenses	70,000	-		-	70,000

Total Assets	$70,937	$488,080		$(405,950)	$153,067

LIABILITIES
Current
Accounts payable and accrued liabilities	$32,985	$43,000		$-	$75,985
Accounts payable – related party	224,200	16,840	1	(224,200)	16,840
Loans payable	-	869,354		-	869,354
	257,185	929,194		(224,200)	962,179

STOCKHOLDERS’ DEFICIT
Preferred Stock	-	889	4	889	889
	-		3	(889)	-
Common Stock	8,663	1,992	3	(1,992)	8,663
Additional Paid-In Capital	390,841	2,770,283	1	(181,750)	2,596,409
			2	201,148	-
			3	(583,224)	-
			4	(889)	-
Share subscriptions receivable	-	(5,000)		-	(5,000)
Non-controlling interest	-	-	2	(201,148)	(201,148)

Accumulated Other Comprehensive Income
	353	-		-	353
Accumulated Deficit During The Development Stage	(586,105)	(3,209,278)	3	586,105	(3,209,278)
	(186,248)	(441,114)		(181,750)	(809,112)

Total Liabilities and Stockholders’ Deficit	$70,937	$488,080		$(405,950)	$153,067

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

MOUNT KNOWLEDGE HOLDINGS, INC.
( A Development Stage Company)
AND
MOUNT KNOWLEDGE USA, INC.
( A Development Stage Company)

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE FISCAL YEAR ENDED OCTOBER 31, 2010

	MOUNT	MOUNT	Note	PRO FORMA	PRO FORMA
	KNOWLEDGE	KNOWLEDGE		ADJUSTMENTS	COMBINED
	HOLDINGS, INC.	USA, INC.
	October 31, 2010	December 31, 2010

Revenue	$-	$-		$-	$-

Expenses
Consulting and technical development services	-	2,129,092		-	2,129,092
Sales and marketing services	-	507,000		-	507,000
Professional fees	377,885	20,450		-	398,335
Filing and transfer agent fees	23,960	-		-	23,960
Management and advisory services	-	89,920		-	89,920
General and administrative	11,437	58,515		-	69,952
	413,282	2,804,977		-	3,218,259

Net Loss	(413,282)	(2,804,977)		-	(3,218,259)

Less: Net Loss Attributable to Non- controlling Interests	-	-	2	1,279,070	1,279,070

Net Loss Attributable to Common Shareholders	$(413,282)	$(2,804,977)		$1,279,070	$(1,939,189)

Basic and Diluted Loss Per Share	$(0.00)	$(0.22)			$(0.02)

Weighted Average Number of Shares Outstanding	110,188,604	12,679,792			110,188,604

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

MOUNT KNOWLEDGE HOLDINGS, INC.
(A Development Stage Company)
AND
MOUNT KNOWLEDGE USA, INC.
(A Development Stage Company)

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1.     DESCRIPTION OF TRANSACTION

On December 31, 2010, Mount Knowledge Holdings, Inc. (the “Company”) entered into a Definitive Agreement (the “Agreement”) with Mount Knowledge USA, Inc. (“MTK USA”) and Birch First Advisors, LLC (“Birch First”) pursuant to which the Company acquired 11,166,690 shares (the “MTK Common Shares”) of common stock, par value $0.0001 per share, of MTK USA (“MTK Common Stock”) and 8,888,888 shares (the “MTK Series A Shares”) of Series A Convertible Preferred Stock (“MTK Series A Preferred Stock”), par value $0.0001 per share, of MTK USA. In exchange for the MTK Securities, the Company issued 11,166,690 shares (the “Company Common Shares”) of its common stock, par value $0.0001 per share (the “Company Common Stock”) and 8,888,888 shares (the “Company Series A Shares”) of its Series A Convertible Preferred Stock, par value $0.0001 per share (the “Company Series A Preferred Stock”), together with the Company Common Shares and the Company Series A Shares, the “Company Securities”). The Agreement includes representations and warranties and other provisions customary for a transaction of this nature. The Company anticipates designating the Company Series A Preferred Stock promptly following the closing and intends to issue the Company Series A Shares to Birch First upon the filing thereof.

MTK USA markets, sells and distributes a proprietary real time self learning system software application domestically and internationally to a variety of customers, including individuals, schools, government agencies, and businesses. As a result of the transactions contemplated by the Agreement, the Company owns 54.34% of the outstanding shares of MTK Common Stock and 100% of the outstanding shares of MTK Series A Preferred Stock.

As a result of the transactions contemplated by the Agreement, Birch First now owns a total of 18,591,690 shares of Company Common Stock and 8,888,888 shares of Company Series A Preferred Stock and previously issued warrants to purchase 2,000,000 shares of Company Common Stock.

2.     BASIS OF PRESENTATION

The unaudited pro forma condensed combined balance sheet as of October 31, 2010 combines the historical balance sheet of Mount Knowledge Holdings Inc. (“the Company”) as of October 31, 2010 and Mount Knowledge USA Inc. (“the Subsidiary”) as of December 31, 2010 acquired on December 31, 2010, as if it had occurred on October 31, 2010.

The pro forma condensed combined balance sheets as of October 31, 2010 are presented under the "as if pooling-of-interest method" of accounting, as the entities are under common control, giving effect to the merger with the Subsidiary, pursuant to the letters of intent to acquire the outstanding stock, on December 31, 2010, as if it had occurred on October 31, 2010.

The following unaudited pro forma condensed combined statement of operations for the year ended October 31, 2010 combines the historical combined statement of operations of Mount Knowledge Holdings Inc. for the year ended October 31, 2010, and the Subsidiary for the year ended December 31, 2010, giving effect to the Subsidiary merger as if it had occurred on October 31, 2010.

The unaudited pro forma condensed combined financial statements are based on the estimates and assumptions set forth in the notes to such statements, which have been made solely for purposes of developing such pro forma information. The pro forma adjustments are based upon available information that we believe is reasonable under the circumstances, and is subject to revision.

The unaudited pro forma condensed combined financial statements are presented for informational purposes only, and we cannot assure you that the assumptions used in the preparation of the unaudited pro forma condensed combined financial statements will ultimately prove to be correct. The unaudited pro forma information is not necessarily indicative of the financial position or results of operations that may have actually occurred had the merger taken place on the dates noted or the future financial position or operating results of the combined Company.

Audited financial statements of the Company and the Subsidiary have been used in the preparation of these pro forma consolidated financial statements. These pro forma consolidated financial statements should be read in conjunction with the historical financial statements of Mount Knowledge Holdings, Inc. and Mount Knowledge USA, Inc.

3.     PRO FORMA ADJUSTMENTS

The following unaudited pro forma adjustments are included in the accompanying unaudited consolidated balance sheet as of October 31, 2010 and the unaudited pro forma consolidated statement of operations and deficit for the year then ended to reflect the merger:

1.	To eliminate the intercompany receivables and payables.

2.	To record the non-controlling interest in the deficit and net loss of the Subsidiary.

3.	To eliminate the deficit of the Company and reflect the recapitalization.

4.	To record the issuance of preferred stock.